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                                                                     Exhibit 4.7


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
Name of Company:
SOLARFUN POWER HOLDINGS CO., LTD.                               SOLARFUN POWER HOLDINGS CO., LTD.
                                                       (Incorporated under the laws of the Cayman Islands)


Number:                                     Number                                                          [   ] Preference Shares
P-0XX                                       P-0XX                                                                 -[NO. OF SHARES]-


                                                                 US$xxxx being the aggregate of
[   ] Preference Shares:                         (i) xxxx Ordinary Shares with a par value of US$xxxx each; and
-[NO. OF  SHARES]-                              (ii) xxxx [ ] Preference Shares with a par value of US$xxxx each


Issued to:                                  THIS IS TO CERTIFY THAT----------------[TRANSFEREE]-----------------is the registered
[TRANSFEREE]
                                            holder of------------------[NO. OF shares]----------[ ] Preference Shares in the

Dated                                       above-named Company subject to the amended and restated memorandum and articles of
[   ]
                                            association thereof. EXECUTED for and on behalf of the Company on          2008.


Transferred from:
[TRANSFEROR]


                                                                DIRECTOR _____________________

                                            THE SHARES EVIDENCED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH
                                            IN THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE
                                            COMPANY. NO TRANSFER OF THE SHARES EVIDENCED HEREBY SHALL BE EFFECTIVE UNLESS
                                            AND UNTIL THE TERMS AND CONDITIONS OF THE AFORESAID AMENDED AND RESTATED
                                            MEMORANDUM AND ARTICLES OF ASSOCIATION HAVE BEEN COMPLIED WITH IN FULL.
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